                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Andrew S. Duff, Sandra G. Sponem and James L. Chosy, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Piper Jaffray Companies (the "Company") for the Company's fiscal year ended December 31, 2003, and any or all amendments to said Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

       Signature                                    Title                                 Date
----------------------------        --------------------------------------------      -------------
 /s/ Andrew S. Duff                 Chairman and Chief Executive Officer              March 5, 2004
----------------------------        (principal executive officer)
Andrew S. Duff

 /s/ Sandra G. Sponem               Chief Financial Officer                           March 5, 2004
----------------------------        (principal financial and accounting officer)
Sandra G. Sponem

 /s/ Addison L. Piper               Vice Chairman and Director                        March 5, 2004
----------------------------
Addison L. Piper

 /s/ Michael R. Francis             Director                                          March 5, 2004
---------------------------
Michael R. Francis

 /s/ B. Kristine Johnson            Director                                          March 5, 2004
---------------------------
B. Kristine Johnson

 /s/ Samuel L. Kaplan               Director                                          March 5, 2004
----------------------------
Samuel L. Kaplan

 /s/ Frank L. Sims                  Director                                          March 5, 2004
----------------------------
Frank L. Sims

 /s/ Richard A. Zona                Director                                          March 5, 2004
----------------------------
Richard A. Zona